UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 28, 2019

Benchmark 2019-B9 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001764759)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-21	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.        Entry into a Material Definitive Agreement.

On February 14, 2019 (the “Closing Date”), the Benchmark 2019-B9 Mortgage Trust (the “Issuing Entity”) issued the Benchmark 2019-B9 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B9, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2019 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated February 14, 2019 and filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2019. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Loan Combination relating to the Mortgage Loan identified on the Mortgage Loan Schedule as Liberty Station Retail (the “Liberty Station Retail Loan Combination”) was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On February 28, 2019, the Servicing Shift Lead Note relating to the Liberty Station Retail Loan Combination was contributed to the commercial mortgage securitization transaction (the “JPMCC 2019-COR4 Securitization”) involving the issuance of the JPMCC Commercial Mortgage Securities Trust 2019-COR4, Commercial Mortgage Pass-Through Certificates, Series 2019-COR4 (the “JPMCC 2019-COR4 Certificates”). Upon the issuance of the JPMCC 2019-COR4 Certificates, the servicing and administration of the Liberty Station Retail Loan Combination is required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the JPMCC 2019-COR4 Certificates, dated as of February 1, 2019 (the “JPMCC 2019-COR4 Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “JPMCC 2019-COR4 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The JPMCC 2019-COR4 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the JPMCC 2019-COR4 Depositor, is attached hereto as Exhibit 4.1.

Item 9.01.        Financial Statements and Exhibits.

(d)        Exhibits

Exhibit 4.1        JPMCC 2019-COR4 Pooling and Servicing Agreement

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	JPMCC 2019-COR4 Pooling and Servicing Agreement	(E)

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2019	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

BMARK 2019-B9 – Form 8-K